                         TERMINATION SERVICES AGREEMENT

                         -----------------------------


                  THIS TERMINATION SERVICES AGREEMENT (the "Agreement") is made and entered into as of July 30, 1997, among HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as trustee (the "Trustee") under the Base Indenture (as defined below), having an office at 311 West Monroe Street, 12th Floor, Chicago, Illinois 60606, AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of the State of Delaware, having an office at Two Wall Street, New York, New York 10055 ("AFC-II"), AVIS RENT A CAR SYSTEM, INC., a Delaware corporation, having an office at 900 Old Country Road, Garden City, New York 11530 ("ARAC"), and WIZCOM INTERNATIONAL, LTD., a Delaware corporation, having an office at 6 Sylvan Way, Parsippany, New Jersey 07054 (the "Company"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Definitions List attached as Schedule I to the Base Indenture.

                  WHEREAS, ARAC and the Company have entered into a Computer Services Agreement dated as of the date hereof (the "Computer Services Agreement") under which the Company will provide certain rental and reservation processing systems and services and other information systems and services for ARAC's business operations;

                  WHEREAS, the Trustee and AFC-II are parties to the Amended and Restated Base Indenture dated as of the date hereof (the "Base Indenture") pursuant to which AFC-II will issue Notes from time to time, the proceeds of which will be used to make Loans to finance the purchase of Vehicles for leasing by AESOP Leasing and AESOP Leasing II to ARAC and certain other Eligible Rental Car Companies for use in their respective daily rental car businesses;

                  WHEREAS, AFC-II has requested that the Company continue to provide certain vehicle tracking services listed on Schedule 1 hereto (the "Vehicle Tracking Services") to AFC-II and the Trustee in the event the Computer Services Agreement is terminated under the circumstances described herein;

                  NOW, THEREFORE, in consideration of the premises, the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, the parties agree as follows:

         1. The Computer Services Agreement is in full force and effect, and there are no outstanding defaults of the Company or


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ARAC, and no uncured notices of default issued to ARAC by the Company, or by
ARAC to the Company, under the Computer Services Agreement on the date of this Agreement. Neither ARAC nor the Company is aware of any event which, with the passage of time, the giving of notice or both, would constitute an event of default under the Computer Services Agreement. The Trustee shall not be responsible for the accuracy of the statements in the preceding two sentences and has made no independent investigation thereof.

         2. In the event the Company elects to terminate the Computer Services Agreement pursuant to Section 14.1(b) or 14.2(b) thereof, the Company will notify the Trustee, each Enhancement Provider and AFC-II of such event by sending the Trustee and AFC-II a copy of the notice of termination sent to ARAC, as and when sent, or by separate written notice. To the extent not precluded by applicable law, including, without limitation, Title 11 of the Bankruptcy Code, the Company agrees to provide AFC-II with Vehicle Tracking Services for up to eighteen (18) months following the effective date of any such termination of the Computer Services Agreement. In consideration for such Vehicle Tracking Services, ARAC will be obligated to pay the Company $250,000 per calendar month, payable in advance on each Payment Date during such eighteen-month (or shorter) period. It is agreed and understood that the Vehicle Tracking Services consist of the services identified in Schedule 1 hereto which will be provided on a stand-alone basis and do not include any other services provided to ARAC under the Computer Services Agreement, including, without limitation, the services identified on Schedules F and G thereto.

         3. Pursuant to the Administration Agreement, ARAC has agreed to deposit $2,000,000 into the Termination Services Account for the benefit of the Trustee on behalf of the Secured Parties to secure ARAC's obligations to the Trustee and AFC-II hereunder and under the Administration Agreement. In the event that ARAC fails to make any payment required pursuant to paragraph 2 above, the Trustee shall have the right to withdraw the Termination Services Draw Amount from the Termination Services Account and pay such amount to the Company on behalf of ARAC, in accordance with Section 3.7 of the Indenture. The Company shall accept any such payment made by the Trustee with the same effect as though it were made by ARAC. ARAC shall reimburse any such withdrawal from the Termination Services Reserve Account within two Business Days of the date thereof in accordance with Section 3 of the Administration Agreement.

         4. This Agreement terminates automatically upon the earliest of (i) the termination of the Indenture and the Loan Agreements in accordance with their respective terms and the payment in full of all obligations owing thereunder, (ii) eighteen (18) months after the effective date of any termination of the

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Computer Services Agreement pursuant to Section 14.1(b) or 14.2(b) thereof,
(iii) default in the payment when due of amounts required to be paid pursuant to paragraph 2 above and the continuance thereof for five (5) days after the occurrence thereof or (iv) after the effective date of any termination of the Computer Services Agreement pursuant to Section 14.1(b) or 14.2 thereof, the appointment by AFC-II and the Trustee of a qualified successor provider of Vehicle Tracking Services and the satisfaction of the Rating Agency Consent Condition in connection therewith. Upon termination of this Agreement, the Company shall cooperate with AFC-II and the Trustee and take all reasonable steps requested to assist AFC-II and the Trustee in making an orderly transfer of the duties of the Company, including, without limitation, delivering to AFC-II and the Trustee or a successor provider of Vehicle Tracking Services a copy of all data with respect to the Vehicles then in the custody of the Company on computer disk or on such other image storage or electronic media as the Company shall maintain in accordance with its customary practices.

         5. All notices sent by any party hereto will be sent to the addresses referenced in the preamble above, unless a party gives the other parties written notice that notices to it should be sent to a different address. Notices may be given by facsimile transmission with the original mailed via first class mail, postage prepaid, by overnight or courier service with receipted delivery, or by certified or registered first class mail, postage prepaid, return receipt requested.

         6. The provisions of this Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of such parties and their respective successors and assigns.

         7. This Agreement shall be governed by the laws of the State of New York.

         8. This Agreement may be executed in one or more counterparts, each of which, when together, shall constitute same original.


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



                  IN WITNESS WHEREOF, the parties hereto have duly signed and executed this Agreement as of the day and year first above written.


                                        WIZCOM INTERNATIONAL LTD.


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

                                        AVIS RENT A CAR SYSTEM, INC.


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        AESOP FUNDING II L.L.C.


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:


                                        HARRIS TRUST AND SAVINGS BANK,
                                          As Trustee


                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

                                                                     SCHEDULE 1


                           VEHICLE TRACKING SERVICES

Fleet Accounting Transaction
Title Tracking System
Fleet Receivables
Invoice System (BARS)
Department of Sanitation System
Fleet Reporting System
Vehicle Reporting System


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


                          SYSTEM FUNCTION DESCRIPTIONS

Fleet Accounting Transaction
----------------------------
Enables the vehicle owner to establish depreciation/interest rates based on a group of vehicles. The system includes depreciation, interest (YTD & MTD), book value (Cap Cost less depreciation and interest) and vehicle status.

Title Tracking System
---------------------
Enables the fleet owner to track the status of the vehicle title.

Fleet Receivables
-----------------
A system to administer the collection of various receivables due from the vehicle manufacturers.

Invoice System (BARS)
---------------------
This system capturers and retains invoices received from vehicle manufacturers.

Department of Sanitation System
-------------------------------
Provides adds/sales of all fleet inventory for the Northeast zone to the Department of Sanitation.

Fleet Reporting System
----------------------
Reports on turnback of eligible vehicles, transfers, and various stages of titling.

Vehicle Reporting System
------------------------
Provides the field location with vehicle reports. Status includes inactive, overdue, open movements, mileage discrepancies, due-ins, missing and marshalled vehicles.



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